Number of Operating Retail Properties Total Owned Retail GLA (SF) Operating Retail Portfolio Percent Leased Annualized Base Rent (ABR) per SF % of ABR from assets with a grocery component1 Equity Market Cap2 Enterprise Value2 Net Debt to EBITDA Fitch / Moody’s / S&P Ratings Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been or will be furnished or filed with the Securities and Exchange Commission for the period ending December 31, 2022. 1. Assets with a grocery component include centers with a big box wine and spirits store. 2. As of February 10, 2023. 3. Peer group includes AKR, BRX, FRT, IVT, KIM, PECO, REG, ROIC, RPT, SITC and UE. • Highest total shareholder return among open-air peers3 in 2022 with more room to run at a compelling entry point • Strong balance sheet with nearly $1.2 billion of available liquidity • Top 5 open-air shopping center REIT primarily focused in Sun Belt markets with select strategic gateway presence - 67% of ABR in Sun Belt markets - 23% of ABR in strategic gateway markets • High-quality, open-air portfolio predominantly focused on grocery-anchored neighborhood and community centers along with vibrant mixed-use assets - 60% of ABR from community and neighborhood centers • Experienced, disciplined team focused on operational excellence and value creation

NAREIT FFO / FFO, as adjusted FFO, as adjusted excludes the net impact of prior period collections less merger related costs Same Property NOI1 Increased leasing activity drove outsized SSNOI growth Total Leasing Volume Strong leasing volume continues, resulting in a record high for KRG Anchor / Shop Leased % Leased percentages increased year-over-year by 110 bps for anchors and 170 bps for shops Leased-to-Occupied Spread Spread represents $33M of NOI, of which ~89% will come online in 2023 2016 2017 2018 2019 2020 2021 20222016 2017 2018 2019 2020 2021 2022 1. Excludes the impact of prior period collections.

• – Same-property NOI growth range of 2.0% - 3.0% – Full-year bad debt assumption of 1.25% of total revenues – Additional disruption related to Bed Bath & Beyond, Party City and Regal Theaters of 0.75% of total revenues ($0.03 of NAREIT FFO guidance at the midpoint) – Transaction activity is expected to be earnings neutral – Prior period collection impact will not be included as an adjustment to 2023 NAREIT FFO Net income Depreciation and amortization NAREIT FFO Same-property NOI growth ex. Bed Bath and Party City impact BBBY and Party City impact Total Same Store NOI growth Termination fees and land sale gains Development fee income Recurring but unpredictable items Interest expense G&A and other

-0.3% -6.9% -10.2% -10.5% -10.8% -13.6% -20.6% -22.7% KRG PECO BRX IVT SITC KIM REG ROIC FRT Note: Source of all peer data is from 4Q 2022 supplemental disclosures, except BRX and ROIC data is from 3Q 2022 supplemental disclosure. Market data as of February 10, 2023 and source data is from FactSet. 17.2x 16.2x 14.8x 14.4x 13.9x 13.7x 12.1x 11.4x FRT REG PECO IVT ROIC KIM SITC KRG BRX 0.1% -6.1% -8.7% -9.1% -9.8% -14.0% -20.3% -26.5% PECO REG BRX FRT KIM ROIC KRG SITC IVT 160 bps 90 bps 30 bps 0 bps -10 bps -70 bps SITC BRX FRT REG ROIC KIM KRG • • • •

• 2023 FFO Consensus: $1.91 Peer Average FFO Multiple: 13.6x Stock Price at Peer Average FFO Multiple: $26.03 Implied Cap Rate: 6.6% Cap Rate: 5.75% - 6.75% NAV: $25 - $32 Cap Rate: 6.7% NAV: $26.70 KRG Peer Avg. FFO Multiple Source: FactSet consensus and market data as of February 10, 2023.

• • • Annualized Portfolio Cash NOI Other Asset Value Midpoint Value of Entitled Land Bank1 Liabilities Shares Note: These are hypothetical NAV growth and cap rates. KRG is not representing it can achieve these results or that a third party would ascribe a similar cap rate to the portfolio. 1. Includes the midpoint value of KRG’s entitled land bank stated on page 25. 2. Assumes a stock price of $21.88 as of February 10, 2023.

• 2022 FFO per Share $1.72 (Original guidance midpoint) $1.93 per share 2022 Same Property NOI 2% (Original guidance midpoint) 5.1% Earnings Accretion Immediate Immediate 2022 Net Debt to EBITDA Reduce leverage to 6.0x 5.2x Time to return margins to historical KRG averages ~3+ years 1 year, with additional upside remaining Lifestyle & Mixed Use Asset Performance Performance would benefit from the “reopening trade” post pandemic • 59% comparable new leasing spreads in 2022 • Overage rent increased by $2.2M from 2021 to 2022 as a result of strong sales Time to realize G&A synergies 12 to 18 months 18 to 24 months (forecasted) Development pipeline • KRG’s development expertise would provide opportunity for value creation via completion of active developments • Right sized for the combined company • Additional value to be harvested from entitled land bank • Substantially completed 5 development projects in 2022 • $44M of remaining active development spend against $8B enterprise value • Successfully re-zoned land at One Loudoun to enhance value and prepare land for future development

Peer Average - 3Q'22 KRG - 3Q'21 KRG - 4Q'22 Note: Peer group includes AKR, BRX, FRT, IVT, KIM, PECO, REG, ROIC, RPT, SITC and UE. Source of all peer data is from 3Q 2022 supplemental disclosures. 1, “Recovery Ratios” are computed by dividing tenant reimbursements by the sum of recoverable operating expense and real estate tax expense. Tenant reimbursements for the three months ended December 31, 2022 have been reduced by $1.4 million due to reserves for Bed Bath & Beyond Inc. real estate tax reimbursements. Peer Average - 3Q'22 KRG - 3Q'21 KRG - 4Q'22 Peer Average - 3Q'22 KRG - 3Q'21 KRG - 4Q'22 Peer Average - 3Q'22 KRG - 3Q'21 KRG - 4Q'22

$30.36 $23.77 $20.02 $19.66 $16.02 FRT REG KRG KIM BRX Note: Comparison to top 5 shopping center REITs by total enterprise value. Source of all peer data is from 4Q 2022 supplemental disclosures, except BRX data is from 3Q 2022 supplemental disclosure. 1. Market data as of February 10, 2023. Source data is from FactSet. 2. SuperZip definition per Green Street and represents ZIP codes in the U.S. that score in the 95th percentile in terms of per capita income and college graduation rates. 3. Based on ABR with the exception of FRT, which is based on GLA. KIM ABR includes 86% of portfolio based on information listed in 4Q 2022 supplemental disclosure. Sun Belt states include AL, AZ, CA, CO, FL, GA, KY, LA, MS, NC, NM, NV, OK, SC, TN, TX, UT and VA. 5.0x 5.2x 6.3x 6.4x 6.4x REG KRG FRT KIM BRX 34% 26% 25% 16% 11% FRT KRG REG KIM BRX 71% 67% 65% 56% 49% REG KRG KIM BRX FRT 17.2x 16.2x 13.7x 11.5x 11.4x FRT REG KIM KRG BRX

75% of physical stores fulfill online orders More than 50% of online orders are fulfilled through physical stores 100% of sales occur in physical stores Grew store base 10.1% from end of Q3’21 98% of sales occur in physical stores Source: Each respective company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. 1. Store count includes stores owned by KRG and non-owned structures that are a part of the center. • Approximately 95% of digital orders are fulfilled with physical stores 16 consecutive quarters of brick & mortar comp growth Physical stores represented 90% of total sales during fiscal 2021 Physical store sales represented 90% of net sales 88% of stores have "Drive Up & Go" capabilities

Las Vegas – 5% Dallas / Fort Worth – 16% Houston – 4% Naples – 2% Miami / Fort Lauderdale – 3% Charlotte – 2% Raleigh / Durham – 3% 1. Sun Belt states include AL, AZ, CA, CO, FL, GA, KY, LA, MS, NC, NM, NV, OK, SC, TN, TX, UT and VA. 2. LinkedIn Economic Data representing the biggest year-over-year gains in net new arrivals between February 2021 – January 2022 in the following markets: New York City, Miami / Fort Lauderdale, Jacksonville, Orlando, Tampa, San Diego, Austin, Nashville, Dallas / Fort Worth and San Antonio. Orlando / Daytona – 2% Texas Florida Maryland New York North Carolina Washington, D.C. / Baltimore – 10% New York – 8% Atlanta – 4% Phoenix – 2% Seattle – 5% San Antonio – 2% Tampa – 2% Sun Belt Markets1 Strategic Gateway Markets (DC, Seattle and NYC) Highest Growth Markets2 (since onset of pandemic)

Note: 3-mile demographic statistics are weighted by 4Q 2022 ABR and sourced from PopStats. Remaining 2% of KRG’s portfolio is unanchored or single-tenant assets. • • • • • Average Population: 102K Average Household Income: $117K ABR % Grocery Component % ABR % Grocery Component % ABR % Grocery Component % ABR % Grocery Component % ABR % Grocery Component %

• • Community / Neighborhood / Power Centers Lifestyle / Mixed-Use Centers Community / Neighborhood / Power Centers Lifestyle / Mixed-Use Centers

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Comp. Cash Lease Spread Past 3 Deals 3 Mile Population 3 Mile Avg. HHI

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Comp. Cash Lease Spread on Past 3 Deals 3 Mile Population 3 Mile Avg. HHI

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Comp. Cash Lease Spread on Past 3 Deals 3 Mile Population 3 Mile Avg. HHI

1. Estimate of potential outcomes of remaining anchor vacancies. 2. New ABR is actual for Signed-Not-Open and average in-place ABR for anchor tenants in the KRG portfolio as of 4Q’22. 3. Includes only comparable leases (22 of 44). 4. Represents the percentage increase of the Company's average in-place ABR as compared to previous tenants' ABR. These numbers are based on Management's estimates and assumptions, and there can be no assurance that such estimates and assumptions will be accurate or realized. 5. Represents the estimated total potential ABR divided by the cost of executing such leases. These numbers are based on Management's estimates and assumptions and there can be no assurance that such estimates and assumptions will be accurate or realized. 6. Assumes weighted average NNN revenue from previously occupied spaces. • • Count Square feet Capital / SF Total capital ($, M) Previous tenants ABR Estimated New ABR2 Cash lease spread Return on capital New NOI incl. NNN ($, M) FFO / Share

• • # of Leases Signed Leased SF Signed Year-over-year % Change Blended Cash Spread Non-Option Renewal Spread

1. Number of stores represents stores at consolidated and unconsolidated properties. 2. Percent of weighted ABR includes ground lease rent and represents the Company’s share of the ABR at consolidated and unconsolidated properties. 1 The TJX Companies, Inc. 2 Best Buy Co., Inc. 3 Ross Stores, Inc. 4 PetSmart, Inc. 5 Gap Inc. 6 Bed Bath & Beyond Inc. 7 Dick’s Sporting Goods, Inc. 8 Michaels Stores, Inc. 9 Publix Super Markets, Inc. 10 Lowe’s Companies, Inc. 11 The Kroger Co. 12 Total Wine & More 13 BJ’s Wholesale Club 14 Petco Animal Supplies, Inc. 15 Ulta Salon Cosmetics Grocery / Drug / Big Box Wine and Spirits Office Supply / Electronics Medical Pet Stores Hardware / Auto Banks Quick Service Restaurants Full Service Restaurants Soft Goods Discount Retailers Personal Service Fitness Sporting Goods Theatres / Entertainment Professional Service

1. Total project costs and KRG equity requirement represent costs to KRG post-merger and exclude any costs spent to date prior to the merger. 2. Excludes in-place NOI and NOI related to tenants that have signed leases but have not yet commenced paying rent as of 12/31/2022. 3. KRG does not have any equity requirements related to this development. Total project cost are at KRG’s share and are net of KRG’s share of a $13.5M TIF. • • The Landing at Tradition – Phase II Port St. Lucie 100% Q3 2023 40 0 $11.2 $11.2 $4.6 $1.1 – $1.2 $0.3 – $0.5 Carillon MOB Washington, D.C. / Baltimore 100% Q4 2024 126 0 59.7 59.7 39.6 3.5 – 4.0 2.2 – 2.7 The Corner – IN3 Indianapolis 50% Q4 2024 24 285 31.9 0.0 0.0 1.7 – 1.9 1.7 – 1.9 ($ in M; GLA in ‘000s)

Total Project Cost at KRG’s Share1 KRG Ownership % KRG Equity Requirement Est. Project Cash Yield Est. Incremental NOI @ Share Expected Stabilization Date • • 1. KRG does not have any equity requirements related to this development. Total project cost are at KRG’s share and are net of KRG’s share of a $13.5M TIF.

Carillon Washington, D.C. 1,200,000 3,000 One Loudoun Washington, D.C. 1,900,000 1,745 Hamilton Crossing Centre – Phase II Indianapolis 173,000 400 Main Street Promenade Chicago 10,000 47 Downtown Crown Washington, D.C. 42,000 • • • • 1. Based on external estimates and completed entitlements.

1. Fixed rate debt includes the portion of variable rate debt that has been hedged by interest rate swaps. As of December 31, 2022, $820 million in variable rate debt is hedged to a fixed rate for a weighted average of 2.7 years. 2. Variable rate debt includes the portion of fixed rate debt that has been hedged by interest rate swaps. As of December 31, 2022, $155 million in fixed rate debt is hedged to a variable rate for a weighted average of 2.7 years. $- $200 $400 $600 $800 $1,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032+ Mortgage Debt Unsecured Debt Unsecured Term Loans Line of Credit JV Debt Weighted Average Maturity Weighted Average Interest Rate Debt Type Rate Type ($ in M)

- Establish Goals - Monitor and measure progress - Hold organization accountable - Kite Cares and charitable outreach - Talent management including engagement, development and health and well-being - Diversity, equity, inclusion and belonging - Manage rising insurance costs in key markets - Model property level risks - Analyze control environment - Model energy efficiency initiatives - Message to the investment community - Various reporting frameworks - Execute green leases - Foster tenant relationships to improve energy efficient initiatives - Obtain consent from tenants for green projects - Corporate Responsibility report - Social media outreach and messaging - Community engagement and events - Cybersecurity - Data governance - Data implementation - Tenant relationships and satisfaction - Vendor relationships and satisfaction - Identify and execute energy efficient initiatives - Foster vendor relationships and satisfaction - Implement energy efficient initiatives - Explore building certifications for development projects - Enhance ESG policy to align with industry standards - Ensure compliance with KRG’s code of ethics and best corporate governance practices - Implement green lease language - SEC reporting (10-K and Proxy) - Emerging financial reporting for ESG disclosures - Data governance and maximizing recovery lease language

Install LED parking lot lighting at 80% of KRG-owned and managed properties 57% Install smart irrigation controls at 25% of KRG-owned and managed properties 9% Implement a policy to transition landscaping in all future redevelopment projects to drought-tolerant landscape where permitted by code Complete Install electric vehicle charging stations at 20% of KRG-owned and managed properties 9% Achieve IREM certification for 75% of KRG-owned and managed properties 29% Continue reducing Scope 1 and 2 GHG emissions and commit to the Science Based Target initiative 4.8% in 2021 Employee annual voluntary turnover at or below 15% 15% in 2022 Employee community volunteer participation of 75% On Target Conduct employee pulse surveys at least bi-annually and full employee engagement surveys biennially to help maintain an average annual job satisfaction score of 80% or greater On Target Continue building pipelines to attract bright, ambitious, and diverse talent to the real estate industry and KRG through partnerships with the ICSC Foundation inaugural scholarship, in memory of Savannah Lee, and Providence Cristo Rey to foster mentorship for high school students On Target 30% diverse representation on the Board of Directors and at least one female-chaired committee Currently – 31% Annual Respectful Workplace and culture training to all employees On Target 75% or greater attendance by members of the Board of Directors at all Board and Committee meetings 98% in 2022 •

As a volunteer activity, the KRG team gathered to assemble dozens of bikes as gifts for children in need. In Q4, KRG issued our first CRR, formally documenting our progress in ESG efforts. KRG partnered with My Possibilities at a holiday event to raise funds for those with cognitive disabilities. With a focus on child cancer treatment, KRG contributed to children’s hospitals in our communities. A full scale refresh was conducted at Pine Ridge Crossing to improve vegetation life and enhance center safety. The KRG team wore pink and dedicated company donations to loved ones affected by breast cancer. Planted 2,100 trees in Q4, growing the total number of trees planted through the project to over 21,000. During the holiday season, KRG hosted over 20 free community events for our shoppers and tenants to engage. KRG team received IREM Certified Sustainable Property designation at 24 properties in 2022.

• • • – Operating costs at other retail property types can range from $20 - $70 psf – KRG’s open-air operating costs can range from $5 - $10 psf • – Lower operating costs equate to retailer savings • • • • – 30% lower gross rent charges – Expected sales increased to $1.27M from $977k in other location

Shop and purchase in the physical store Order online and select a delivery time slot Product shipped from the store Drive up and have order brought to your car Order online and pick up in store

Forward-Looking Statements • This Investor Update, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward- looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • risks associated with the merger with RPAI, including the integration of the businesses of the combined company, the ability to achieve expected synergies or costs savings and potential disruptions to the Company’s plans and operations; • the ability to achieve projected potential NOI growth and estimated returns on projects; • national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including a potential economic slowdown or recession, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); • the risk that our actual NOI from leases that have signed but not yet opened, from the development pipeline and from leasing up vacancies cause by the pandemic will not be consistent with expected NOI from those sources; • financing risks, including the availability of, and costs associated with, sources of liquidity; • the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; • the level and volatility of interest rates; • the financial stability of tenants; • the competitive environment in which the Company operates, including potential oversupplies of and reduction in demand for rental space; acquisition, disposition, development and joint venture risks; • property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; • the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; • potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; • business continuity disruptions and a deterioration in our tenant’s ability to operate in affected areas or delays in the supply of products or services to us or our tenants from vendors that are needed to operate efficiently, causing costs to rise sharply and inventory to fall; • risks related to our current geographical concentration of the Company’s properties in Texas, Florida, New York, Maryland, and North Carolina; • civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; • changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; • possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; our ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company’s quarterly reports on Form 10-Q. • The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. • This Investor Update also includes certain forward-looking non-GAAP information. For certain definitions and reconciliation see pages 34 to 38.

NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”) and cash NOI, which are non-GAAP financial measures, to evaluate the performance of our properties. The Company defines NOI and cash NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI and cash NOI exclude amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses, including merger and acquisition costs. Cash NOI also excludes other property-related revenue as that activity is recurring but unpredictable in its occurrence, straight-line rent adjustments, and amortization of in-place lease liabilities, net. The Company believes that NOI and cash NOI are helpful to investors as measures of our operating performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI (“Same Property NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI is net income excluding properties that have not been owned for the full periods presented. However, due to the size of the Retail Properties of America, Inc. (“RPAI”) portfolio acquired in the merger with RPAI, which closed in October 2021, (the “Merger”), the legacy RPAI properties have been deemed to qualify for the same property pool beginning in 2022 if they had a full quarter of operations in 2021 within the legacy RPAI portfolio prior to the Merger. Same Property NOI also excludes (i) net gains from outlot sales, (ii) straight-line rent revenue, (iii) lease termination income in excess of lost rent, (iv) amortization of lease intangibles, and (v) significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full periods presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent metric for the comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods. In order to provide meaningful comparative information across periods that, in some cases, predate the Merger, all information regarding the performance of the same property pool is presented as though the Merger was consummated on January 1, 2021 (i.e., as though the properties owned by RPAI prior to the Merger that are included in our same property pool had been owned by the Company for the entirety of all comparison periods for which same property pool information is presented). NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. The Company’s computation of NOI and Same Property NOI may differ from the methodology used by other REITs and, therefore, may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. The properties acquired in the Merger with RPAI qualify for the same property pool beginning in 2022 if they had a full first quarter of operations in 2021 within the legacy RPAI portfolio prior to the Merger. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and we (a) begin recapturing space from tenants or (b) the contemplated plan significantly impacts the operations of the property. For the three months and year ended December 31, 2022, the same property pool excludes (i) Glendale Town Center, Shoppes at Quarterfield and Circle East, which were reclassified from active redevelopment into our operating portfolio in December 2021, June 2022 and September 2022, respectively, (ii) the multifamily rental units and commercial portion at One Loudoun Downtown – Pads G & H, (iii) three active development and redevelopment projects, (iv) Arcadia Village, Pebble Marketplace and Palms Plaza, which were each acquired subsequent to January 1, 2021, and (v) office properties.

EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before interest expense, income tax expense of the taxable REIT subsidiary, and depreciation and amortization. For informational purposes, the Company also provides Adjusted EBITDA, which it defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) merger and acquisition costs, (iv) other income and expense, (v) noncontrolling interest EBITDA, and (vi) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company’s share of net debt divided by Annualized Adjus ted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by the Company, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of the Company’s operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult . For informational purposes, the Company also provides Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of its operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of the Company’s operating results. FUNDS FROM OPERATIONS Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (“NAREIT”), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO excludes the 2021 gain on sale of the ground lease portfolios as these sales were part of our capital strategy distinct from our ongoing operating strategy of selling individual land parcels from time to time. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. The Company’s computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance w ith the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. From time to time, the Company may report or provide guidance with respect to “FFO as adjusted” which starts with FFO, as def ined by NAREIT, and then removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including, without limitation, gains or losses associated with the early extinguishment of debt, gains or losses associated with litigation involving the Company that is not in the normal course of business, merger and acquisition costs, the impact on earnings from employee severance, the excess of redemption value over carrying value of preferred stock redemption, and the impact of prior period bad debt or the collection of accounts receivable previously written off (“prior period collection impact”), which are not otherwise adjusted in the Company’s calculation of FFO.